UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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H/CELL ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

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H/CELL ENERGY CORPORATION

3010 LBJ Freeway, Suite 1200

Dallas, Texas 75234

NOTICE OF CORPORATE ACTION TAKEN BY WRITTEN CONSENT OF THE SHAREHOLDERS AND INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACTION OF 1934

Approximate Date of Mailing: September 11, 2020

TO THE SHAREHOLDERS OF H/CELL ENERGY CORPORATION:

This notice and accompanying Information Statement are furnished to the holders of capital stock of H/Cell Energy Corporation, a Nevada corporation (the “Company”, “we”, “our” or “us”) as of August 21, 2020 (the “Notice Record Date”) pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14c and Schedule 14C promulgated thereunder, in connection with the approval of the following action taken by unanimous written consent of the Board of Directors of the Company and by written consent of the holders of at least a majority of the voting power of the Company’s issued and outstanding shares of capital stock (the “Requisite Holders”):

1.	The election of Andrew Hidalgo and Judd Brammah as directors of the Company (the “Director Election”);
2.	The appointment of Rosenberg Rich Baker Berman, P.A, as the independent registered public accounting firm of the Company for the year ending December 31, 2020 (the “Auditor Appointment”);
3.	An amendment to and restatement of our Articles of Incorporation (the “Articles of Incorporation”) to change the name of the Company to Vision Hydrogen Corporation (the “Name Change”);
4.	An amendment to and restatement of our Articles of Incorporation to effectuate a one-for-twenty (1:20) reverse split of the issued and outstanding shares of common stock of the Company without changing the par value of the stock (the “Reverse Split”);
5.	An amendment to and restatement of our Articles of Incorporation to increase our authorized shares of common stock from 25,000,000 to 100,000,000 (the “Authorized Capital Change”);
6.	The non-binding approval, on an advisory basis, of the compensation of the Company’s executive officers (the “Say on Pay Compensation”); and
7.	The recommendation, on an advisory basis, that the Company seek the non-binding advisory vote of the shareholders regarding the Say on Pay Compensation be every three years (the “Frequency on Pay”) (collectively, items 1-7 are referred to as the “Corporate Actions”).

The Board believes it would not be in the best interests of our company and our stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. Based on the foregoing, the Board has determined not to call an Annual Meeting of Stockholders, and none will be held this year. A copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 25, 2020 for the fiscal year ended December 31, 2019 and our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 14, 2020 for the quarter ended June 30, 2020, accompanies this notice.

The purpose of this notice and Information Statement is to notify our shareholders that on August 21, 2020, the Requisite Holders executed a written consent, in lieu of an annual shareholder meeting, approving the Corporate Actions. In accordance with Rule 14c-2 promulgated under the Exchange Act, although the Company’s shareholders have approved the Corporate Action, such Corporate Action will not become effective until at least 20 calendar days after this notice and Information Statement is sent or given to the shareholders of record of the Company as of the Notice Record Date.

The written consent of the Requisite Holders constitutes the only shareholder approval required for the Corporate Action under Nevada law, the Articles and the Company’s bylaws, as amended (the “Bylaws”). As a result, no further action by any other shareholder is required to approve the Corporate Actions, and we have not and will not be soliciting your approval of the Corporate Actions. Notwithstanding, our shareholders of record at the close of business on the Notice Record Date are entitled to notice of the shareholder action by written consent.

This notice and the accompanying Information Statement are being sent or given to the holders of our capital stock as of the Notice Record Date on or about September 11, 2020. This notice and accompanying Information Statement are provided for informational purposes only and shall constitute notice to you of the action by written consent in accordance with Section 14(c) of the Exchange Act, Rule 14c and Schedule 14C thereunder and in accordance with the Nevada rules and regulations and our Bylaws.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Andrew Hidalgo
Andrew Hidalgo
Chief Executive Officer, President and Chairman

Date: September 10, 2020

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H/CELL ENERGY CORPORATION

3010 LBJ Freeway, Suite 1200

Dallas, Texas 75234

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

NOTICE OF ACTION TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY IN LIEU OF AN ANNUAL MEETING OF THE STOCKHOLDERS.

This Information Statement is furnished to the holders of shares of common stock, $0.0001 par value per share (the “Common Stock”) of H/Cell Energy Corporation, a Nevada corporation (the “Company”, “we”, “our” or “us”) as of August 21, 2020 (the “Notice Record Date”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Regulation 14C and Schedule 14C promulgated thereunder, in connection with the approval by the Board of Directors of the Company and the approval by written consent (the “Written Consent”) of the holders of at least a majority of the voting power of the Company’s issued and outstanding shares of Common Stock voting together as a single class (the “Requisite Holders”), in lieu of an annual stockholder meeting, of the following:

1.	The election of Andrew Hidalgo and Judd Brammah as directors of the Company (the “Director Election”);
2.	The appointment of Rosenberg Rich Baker Berman, P.A, as the independent registered public accounting firm of the Company for the year ending December 31, 2020 (the “Auditor Appointment”);
3.	An amendment to and restatement of our Articles of Incorporation (the “Articles of Incorporation”) to change the name of the Company to Vision Hydrogen Corporation (the “Name Change”);
4.	An amendment to and restatement of our Articles of Incorporation to effectuate a one-for-twenty (1:20) reverse split of the issued and outstanding shares of Common Stock without changing the par value of the stock (the “Reverse Split”);
5.	An amendment to and restatement of our Articles of Incorporation to increase our authorized shares of Common Stock from 25,000,000 to 100,000,000 (the “Authorized Capital Change”);
6.	The non-binding approval, on an advisory basis, of the compensation of the Company’s executive officers (the “Say on Pay Compensation”); and
7.	The recommendation, on an advisory basis, that the Company seek the non-binding advisory vote of the shareholders regarding the Say on Pay Compensation be every three years (the “Frequency on Pay”) (collectively, items 1-7 are referred to as the “Corporate Actions”).

A copy of the proposed Certificate of Amendment to our Articles of Incorporation, to be filed with the Secretary of State of Nevada to implement the Name Change, Reverse Split and Authorized Capital Change is attached hereto as Appendix A (the “Amendment”).

On August 21, 2020, our Board of Directors (the “Board”) unanimously approved the Corporate Actions. Subsequent to approval by our Board of Directors of the Corporate Action, on August 21, 2020, Judd Brammah, one of our directors, who holds shares representing 53.81% of the Company’s issued and outstanding shares of Common Stock entitled to vote thereon, voting together as a single class approved the Corporate Actions by the Written Consent. Since the Board and the Requisite Holders have voted in favor of the Corporate Actions, all corporate actions necessary to authorize the Corporate Actions have been taken.

These Corporate Actions are more fully described herein. The actions were taken by Written Consent pursuant to Section 78.320 of the Nevada Revised Statutes and our Bylaws, each of which permits that any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. This Information Statement is being furnished to all our stockholders in accordance with Section 14(c) of the Exchange Act, and the rules promulgated by the SEC thereunder, solely for the purpose of informing our stockholders of the actions taken by the Written Consent before it becomes effective. Stockholders of record on the Record Date are entitled to receive this notice and Information Statement.

Because the Corporate Actions have already been approved by the Requisite Holders, you are not required to take any action. This Information Statement provides to you notice that the Corporate Actions have been approved. You will receive no further notice of the approval nor of the Effective Date of the Corporate Actions other than pursuant to reports which the Company will be required to file with the SEC in the future.

Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders or on or about September 11, 2020.

This Information Statement will serve as written notice to stockholders pursuant to Section 78.320 of the Nevada Revised Statutes.

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OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company’s authorized capitalization consisted of (a) 25,000,000 shares of Common Stock, of which 7,951,524 shares were issued and outstanding; and 5,000,000 shares of “blank check” preferred stock, $0.0001 par value per share, of which zero (0) shares were issued and outstanding. Each share of Common Stock is entitled to one (1) vote.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act, to notify the Company’s stockholders as of the Record Date of the corporate action approved by the Written Consent of stockholders representing a majority of the voting rights of the Company’s outstanding capital stock.

Stockholders holding a majority of the voting power of the Company’s outstanding voting securities approved the Corporate Actions outlined in this Information Statement.

Who is Entitled to Notice?

Each holder of record of outstanding voting securities, as of the Record Date will be entitled to notice of the Written Consent.

What actions were taken by written consent?

Stockholders holding a majority of the voting power of the Company’s outstanding voting securities have voted in favor of the following actions:

1.	The Director Election;
2.	The Auditor Appointment;
3.	The Name Change;
4.	The Reverse Split;
5.	The Authorized Capital Change;
6.	The Say on Pay Compensation; and
7.	The Frequency on Pay.

What Vote is Required to Approve the Actions?

Directors of the Company must be elected by a plurality of the votes cast by the stockholders. The affirmative vote of a majority of the voting power of the Company’s voting securities outstanding on the Record Date is required for approval of the Auditor Appointment, Name Change, Reverse Split, Authorized Capital Change, Say on Pay Compensation and Frequency on Pay.

What Vote Was Obtained to Approve the Actions Described in this Information Statement?

We obtained the approval of the holders of 4,278,545 issued and outstanding shares of Common Stock, representing approximately 54% of the voting securities.

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ACTION ONE: ELECTION OF DIRECTORS

The board of directors of the Company (the “Board”) has nominated, and holders of a majority of the voting securities of the Company have appointed Messrs. Andrew Hidalgo and Judd Brammah as directors of the Company for a term of one year or until their successors have been duly elected and qualified or until his earlier resignation or removal.

Nominating Procedures to the Board of Directors

There have been no changes to the procedures by which our security holders may recommend nominees to our Board.

Directors and Executive Officers

The following table sets forth the names, ages and current positions of the directors elected by the Written Consent, as well as our current executive officers. Our executive officers were appointed by our Board. Our directors serve until the earlier occurrence of the election of his or her successor at the next meeting of stockholders, death, resignation, or removal by the Board.

Name	Age	Position	Date First Elected or Appointed

Andrew Hidalgo	64	Chief Executive Officer, President and Chairman	August 17, 2015
Matthew Hidalgo	37	Chief Financial Officer, Treasurer and Secretary	August 17, 2015
Judd Brammah	52	Director	June 26, 2020

Terms of Office

Our Board currently consists of two directors, each of whom is elected annually either at an annual meeting of our stockholders or through the affirmative vote of the holders of a majority of the Company’s voting stock in lieu of a meeting. Each director will continue to serve as a director until such director’s successor is duly elected and qualified or until their earlier resignation, removal or death.

Set forth below is a brief description of the background and business experience of our executive officers and directors for the past five years.

Andrew Hidalgo

Andrew Hidalgo is responsible for strategic direction, business development and investor relations. Mr. Hidalgo has over 25 years of experience in business planning, operations, mergers, acquisitions, financing, corporate governance and SEC compliance. Mr. Hidalgo has been a Managing Partner at Turquino Equity LLC (“Turquino”) since its formation in August 2013. Turquino is a global investment firm that focuses on private equity investments, mergers and acquisitions. Andy founded WPCS International Incorporated (“WPCS”), a NASDAQ-listed, design-build engineering services company, and served as Chairman, CEO and President between November 2001 and July 2013. WPCS raised over $40 million of equity financing and acquired 19 companies on three continents during Andy’s tenure. Andy also has prior experience included operational and business development roles with 3M, Schlumberger and General Electric, where he was also a member of the corporate business development committee. Andy’s significant executive leadership experience was instrumental in his selection as a member of the Board.

Matthew Hidalgo

Matthew Hidalgo is responsible for financial management and operations. Mr. Hidalgo has over 10 years of experience in finance, accounting, operations, restructuring and the integration of acquisitions. Mr. Hidalgo has been a Managing Partner at Turquino since its formation in August 2013. Between February 2010 and December 2013, he was the controller and operations manager for WPCS International – Trenton, Inc., WPCS’ largest subsidiary, managing over $30 million in annual revenue. Between February 2008 and February 2010, Matt managed accounting functions for several Australian subsidiaries of WPCS. After graduating Pennsylvania State University with a B.S. in Accounting, he began his career as an accountant for PriceWaterhouseCoopers LLP, where he focused on preparing financial statements and partnership allocations for hedge funds and private equity firms.

Judd Brammah

Since 2011, Judd Brammah has been the Chief Executive Officer of Synergy Medical Technologies, Ltd, a United Kingdom based company that focuses on orthopedic medical devices and technologies used by healthcare professionals. Mr. Brammah, holds a Bachelor of Science Degree with Honors in Engineering Product Design from London South Bank University, UK. Judd’s executive leadership experience was instrumental in his selection as a member of the Board.

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Meetings of the Board

The Board did not hold any meetings during the fiscal year ended December 31, 2019, but took action by written consent in lieu of a meeting six times.

Board Independence and Committees

We are not required to have any independent members of the Board. The Board has determined that each of Andrew Hidalgo and Judd Brammah has a relationship with the Company which, in the opinion of the Board, would not allow him to be considered as an “independent director” as defined in the Marketplace Rules of The NASDAQ Stock Market.

As of the Record Date, we do not have any active Board committees and the Board as a whole carries out the functions of audit, nominating and compensation committees. We expect our Board, in the future, to appoint an audit committee, nominating committee and compensation committee, and to adopt charters relative to each such committee. We intend to appoint such persons to committees of the Board as are expected to be required to meet the corporate governance requirements imposed by a national securities exchange, although we are not required to comply with such requirements until we elect to seek a listing on a national securities exchange. In addition, we intend that a majority of our directors will be independent directors, of which at least one director will qualify as an “audit committee financial expert,” within the meaning of Item 407(d)(5) of Regulation S-K, as promulgated by the SEC. We do not currently have an “audit committee financial expert” since we currently do not have an audit committee in place.

The Board does not have a policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The Board believes that we and our stockholders benefit when the Board is free to determine the most appropriate leadership structure in light of the experience, skills and availability of directors and the Chief Executive Officer as well as other circumstances. The Board is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes.

The Board has not formally established any criteria for Board membership. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements, and the long-term interests of our stockholders. In conducting this assessment, the Board considers skills, knowledge, diversity, experience, and such other factors as it deems appropriate given the current needs of the Board and us, to maintain a balance of knowledge, experience and capability.

Except as may be provided in our bylaws, we do not currently have specified procedures in place pursuant to which whereby security holders may recommend nominees to the Board. The names of all of our directors are available in this Information Statement. Given the infrequency of stockholder communications to the Board, and given that the majority of the Common Stock is held by our directors, the Board does not believe a formal process is necessary. The Board will consider, from time to time, whether adoption of a formal process for such stockholder communications has become necessary or appropriate. Director nominations and other communications may be submitted by a stockholder by sending such communications to any member of Board c/o H/Cell Energy Corporation at 3010 LBJ Freeway, Suite 1200 Dallas, Texas 75234 marked to the attention of an individual director’s name or to the Chairman of the Board.

The Board reviews the qualities of the Board members as a group, including the diversity of the Board’s career experiences, viewpoints, company affiliations, expertise with respect to the various facets of our business operations and business experiences. The Board has not adopted a formal policy and did not employ any particular benchmarks with respect to these qualities, but was mindful of achieving an appropriate balance of these qualities with respect to the Board as a whole. Moreover, the Board considered each nominee’s overall service to us during the previous term, each nominee’s personal integrity and willingness to apply sound and independent business judgment with respect to our matters, as well as the individual experience of each director noted within their biographies above.

Family Relationships

Matthew Hidalgo, our Chief Financial Officer, is the son of Andrew Hidalgo, our Chief Executive Officer.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees.

Involvement in Certain Legal Proceedings

Our Directors and Executive Officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

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2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Executive Officer Compensation

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer and one other highest paid individual whose total annual salary and bonus exceeded $100,000 for fiscal years 2019 and 2018.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other ($)		Total ($)
Andrew Hidalgo	2019	-	-	-	-	80,500	(1)	80,500
Chief Executive Officer	2018	-	-	-	-	78,000	(1)	78,000

Matthew Hidalgo	2019	150,000	-	-	-	-		150,000
Chief Financial Officer	2018	150,000	-	-	-	-		150,000

(1)	Represents management fees paid to Turquino Equity LLC, of which Messrs. Hidalgo are managing partners.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

None.

Option/SAR Grants in Fiscal Year Ended December 31, 2019

None.

Equity Compensation Information

The following table summarizes information about our equity compensation plans as of December 31, 2019.

Plan Category	Number of Shares of Common Stock to be Issued upon Exercise of Outstanding Options (a)		Weighted-Average Exercise Price of Outstanding Options	Number of Options Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	698,500	(1)	0.43	1,255,000
Equity compensation plans not approved by stockholders	—		—	—
Total	698,500	(1)	0.43	1,255,000

(1)	Subsequent to December 31, 2019, all outstanding options were forfeited or canceled, as there are currently no outstanding options.

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Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of December 31, 2019.

Name	Number of Securities underlying Unexercised Options (#) Exercisable (1)	Number of Securities underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date

Andrew Hidalgo	100,000	100,000	$0.01	3/10/2026

Matthew Hidalgo	100,000	100,000	$0.01	3/10/2026

James Strizki (former Executive Vice President of Technical Services)	100,000	100,000	$0.01	3/10/2026

Director Compensation

In September 2019, 25,000 options were granted to each of our then independent directors, Michael Doyle and Charles Benton, with such options vesting a year from issuance, having an exercise price of $0.75, and exercisable for five years from the date of issuance.

Related Party Transactions

Other than as disclosed below, during the last two fiscal years, there have been no transactions, or proposed transactions, in which our company was or is to be a participant where the amount involved exceeds the lesser of $120,000 or one percent of the average of our company’s total assets at year-end and in which any director, executive officer or beneficial holder of more than 5% of the outstanding Common Stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest. We have no policy regarding entering into transactions with affiliated parties.

In June 2016, we entered into a contract with Rezaul Karim, one of our former directors, for the installation of an HC-1 system. The system installation was complete, pending any change orders, as of December 31, 2018 and generated $31,789 of revenue for the year ended December 31, 2018. We subcontracted the installation of the system to Renewable Energy Holdings LLC (“REH”), a company owned by Mike Strizki, one of our former executive officers. James Strizki, one of our former executive officers, is vice president of operations at REH. Costs incurred for REH were $31,617 for the year ended December 31, 2018.

On January 31, 2017, we entered into a share exchange agreement (the “Exchange Agreement”) by and among us, Pride, Turquino and Stephen Paul Mullane and Marie Louise Mullane as Trustees of the Mullane Family Trust (the “Mullane Trust” and together with Turquino, the “Pride Shareholders”). Andrew Hidalgo and Matthew Hidalgo, our Chief Executive Officer and Chief Financial Officer, respectively, are each a managing partner of Turquino. During 2017, Turquino had an arrangement with Pride for a monthly management fee of AUD $20,000. Effective January 2018, Turquino amended its arrangement with Pride to now pay the management fee directly to the Company from which the Company pays Turquino $6,500 USD per month (from which Mr. Andrew Hidalgo continues to receive compensation), and Mr. Matthew Hidalgo started to receive salary directly from us. The obligation to pay Turquino was terminated in connection with the sale of Pride to Turquino in April 2020.

In September 2018, we entered into a contract with Steve Mullane, the Executive General Manager of Pride, for a solar installation. The system installation was complete as of December 31, 2018 and generated $8,759 of revenue in 2018 along with costs of $8,333.

On January 2, 2018, the Company entered into a securities purchase agreement with two Andrew Hidalgo, our current Chief Executive Officer and Michael Doyle, then a director of the Company, (collectively referred to herein as the “Holders”) pursuant to which the Company sold an aggregate principal amount of $400,000 in 12% Convertible Debentures (“2018 Debentures”). On February 8, 2019 and January 3, 2020, respectively, the Company and the Holders of the 2018 Debentures entered into amendments to the 2018 Debentures to the extend the maturity date of the 2018 Debentures. The 2018 Debentures, together with any accrued and unpaid interest, currently become due and payable on February 8, 2021. Interest on the 2018 Debentures previously accrued at a rate of 12% per annum from January 2, 2018 through February 8, 2019, and currently accrues at a rate of 10% per annum. The 2018 Debentures are convertible into Common Stock at a conversion price of $0.50 per share at the discretion of the holder, with special provisions applying to any holder whose conversion would result in the holder beneficially owning more than 4.99% of the Common Stock. Pursuant to the January 3, 2020 amendment, which was effective as of January 2, 2020, the holders of the 2018 Debentures waived any defaults that might have occurred prior to January 3, 2020. The obligation to pay the 2018 Debentures was assumed by Turquino Equity in connection with the sale of in May 2020.

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On February 8, 2019, the Company entered into a securities purchase agreement with the Holders, pursuant to which the Company sold an aggregate principal amount of $150,000 in 10% Convertible Debentures (“2019 Debentures”). The 2019 Debentures, together with any accrued and unpaid interest, is due and payable on February 8, 2021 (the “2021 Maturity Date”). Interest on the 2019 Debentures accrues at the rate of 10% per annum, payable monthly in cash, beginning on March 1, 2019 and through the 2021 Maturity Date. The 2019 Debentures are convertible into Common Stock at a conversion price of $0.50 per share at the discretion of the Holder, with special provisions applying to any holder whose conversion would result in the Holder beneficially owning more than 4.99% of the Common Stock. The obligation to pay the 2019 Debentures was assumed by Turquino Equity in connection with the sale of Pride in May 2020.

On April 21, 2020, the Company sold its wholly-owned subsidiary PVBJ Inc. (“PVBJ”) back to Benis Holdings LLC (“Benis Holdings”), from which the Company previously bought PVBJ, pursuant to the following terms (a) the outstanding $221,800 earn-out liability was used as consideration towards the purchase of PVBJ; (b) Paul Benis agreed to apply the remaining salary due to him by the Company, as prorated from the closing date to the expiration date of the employment agreement (January 31, 2021), to the purchase of PVBJ by Benis Holdings as additional consideration thereof and (c) as additional consideration for the purchase of PVBJ by Benis Holdings LLC, PVBJ shall continue to be responsible for the line of credit with Thermo Communications Funding, LLC. Paul Benis, the control person of Benis Holdings, was our Executive Vice President at that time, and he resigned in connection with the sale of PVBJ to Benis Holdings.

On May 18, 2020, the Company’s Board authorized the Company, in accordance with Section 78.565 of the Nevada Revised Statutes, to complete and execute a Purchase and Sale Agreement between the Company and Turquino (the “Purchase and Sale Agreement”) pursuant to which the Company sold 100% of Pride’s outstanding stock to Turquino in exchange for Turquino’s assumption of the 2018 Debentures and 2019 Debentures (collectively, the “Debentures”). In conjunction therewith, the Holders of the Debentures assigned the Debentures to Turquino, at which time Turquino became responsible for the debt obligations thereunder. The Company has no further note obligations to the Holders, and it reduced its debt by approximately $600,000 or 65% of the corporate debt obligations.

On June 19, 2020, the Company entered into a promissory note (the “Promissory Note”) with Judd Brammah, a director of the Company, for a principal amount up to $230,332 bearing interest with interest at 6% per annum. The entire principal and interest upon the Promissory Note are due on June 19, 2021. The proceeds from the note was used to pay accrued expenses of the Company.

The Company has agreed to pay Judd Brammah, its majority shareholder, a fee of $5,000 per quarter to serve on the board of directors.

We have entered into agreements to indemnify our directors and executive officers, in addition to the indemnification provided for in our articles of incorporation and bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by or in the right of our company, arising out of such person’s services as a director or executive officer of ours, any subsidiary of ours or any other company or enterprise to which the person provided services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers.

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ACTION TWO: RATIFICATION OF AUDITORS

Our Board, and the holders of a majority of the voting securities have approved the re-appointment of Rosenberg Rich Baker Berman, P.A as our independent auditors for our fiscal year ending December 31, 2020.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the annual audit of our financial statements and review of financial statements included in our quarterly reports and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	For the Fiscal Year Ended
	2019	2018
Audit Fees	$52,400	$53,510
Audit Related Fees	46,051	60,500
Tax Fees	0	0
All Other Fees	0	0
Total	$98,451	$114,010

The Board considers whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

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ACTION THREE: NAME CHANGE

Our Board, and the holders of a majority of the voting securities have approved the Name Change. The Name Change will become effective upon the filing of the Amended and Restated Articles of Incorporation of the Company, in the form attached hereto as Appendix A, effectuating the Name Change, Reverse Split and Authorized Capital Change (the “Amendment”), with the Secretary of State of the State of Nevada. We will file the Amendment approximately (but not less than) 20 days after the definitive information statement is mailed to stockholders.

Reasons for the Name Change

Our Board believes that the Name Change better reflects the nature of our current and anticipated operations.

Effects of Name Change

The Name Change will affect all holders of our Common Stock uniformly. The Name Change is not intended to, and will not, affect any stockholder’s percentage ownership interest in our company. The Name Change will not change the terms of our Common Stock. After the Name Change, the shares of our capital stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our capital stock now authorized. Our Common Stock will remain fully paid and non-assessable. In addition, we plan to change our stock symbol and CUSIP number as a result of the Name Change. Following the effective date of the Amendment and the Name Change, newly issued stock certificates will bear the Company’s new name, but this will not affect the validity of stock certificates already outstanding.

Procedure for Effecting the Amendment and the Name Change

In order to effect the Name Change, the Company will amend its Articles in the form of the Amendment attached hereto as Appendix A. Because the Common Stock is currently quoted on the OTCQB market tier of the OTC, the Name Change will also require processing by FINRA pursuant to Rule 10b-17 of the Securities Exchange Act of 1934, as amended, in order for the Name Change to be recognized in the market for trading purposes.

We expect that the Amendment will become effective on the Effective Date. In no event will the Name Change be effective sooner than 20 days after this Information Statement and accompanying notice is sent or given to our shareholders. On the Effective Date, the Name Change will be effective under Nevada law, but the Name Change will only be recognized in the market for trading purposes upon FINRA’s approval. We expect to receive FINRA’s approval for the Name Change prior to the Effective Date. Our Board of Directors retains the authority to abandon the Name Change for any reason at any time prior to the Effective Date.

Accounting Matters

The proposed Name Change Amendment will not affect the par value of our Common Stock. As a result, on the effective date of the Name Change, the stated capital on our balance sheet attributable to our Common Stock will not be affected.

Certain Federal Income Tax Consequences of the Name Change

There will be no material U.S. federal income tax consequences of the Name Change to holders of our Common Stock.

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ACTION FOUR: REVERSE STOCK SPLIT

Our Board, and the holders of a majority of the voting securities have approved the Reverse Split. The Reverse Split will become effective upon the filing of the Amendment with the Secretary of State of the State of Nevada. We will file the Amendment approximately (but not less than) 20 days after the definitive information statement is mailed to stockholders.

Our Board reserves the right to elect to abandon the Reverse Split, if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of the Company and its stockholders.

Background and Reasons for the Reverse Split; Potential Consequences of the Reverse Split

The Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares that would become available as a result of the Reverse Split. In addition to increasing the market price of our Common Stock, the Reverse Split would also reduce certain of our costs, as discussed below. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Split is in the Company’s and our stockholders’ best interests.

Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that the post Reverse Split price would remain following the Reverse Split.

Reducing the number of outstanding shares of our Common Stock through the Reverse Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Split may be lower than the total market capitalization before the Reverse Split.

Procedure for Implementing the Reverse Split

In order to effect the Reverse Split, the Company will amend its Articles in the form of the Amendment attached hereto as Appendix A. We will file the Amendment approximately (but not less than) 20 days after the definitive information statement is mailed to stockholders, however, the Board may determine to remove the Reverse Split from the Amendment and file an amendment and restatement to our Articles of Incorporation to effect the Reverse Split at a later date which the Board, based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders, deems appropriate. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Split if, at any time prior to filing the Amendment, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Split. If the Amendment effecting the Reverse Split has not been filed with the Secretary of State of the State of Nevada by the close of business on August 21, 2021, our Board will abandon the Reverse Split.

Effect of the Reverse Split on Holders of Outstanding Common Stock

As of the Record Date, there were 7,951,524 shares of Common Stock outstanding. The table below shows, as of the Record Date, the number of outstanding shares of Common Stock that would result from the Reverse Split (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split

1-for-20	397,576

The Reverse Split will affect all holders of our Common Stock uniformly and will not affect any Stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Split will be rounded up to the next whole number. In addition, the Reverse Split will not affect any Stockholder’s proportionate voting power (subject to the treatment of fractional shares).

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The implementation of the Reverse Split will result in an increased number of available authorized shares of Common Stock. The resulting increase in such availability in the authorized number of shares of Common Stock could have a number of effects on the Company’s Stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase in available authorized shares for issuance could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its Articles of Incorporation, Bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

Additionally, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of authorized Common Stock that will become newly available as a result of the implementation of the Reverse Split will reduce the current Stockholders’ percentage ownership interest in the total outstanding shares of Common Stock.

The Company may issue the additional shares of authorized Common Stock that will become available as a result of the Reverse Split without the additional approval of its Stockholders.

The Reverse Split may result in some Stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. Our Common Stock will continue to be listed on the OTC Markets.

Beneficial Holders of Common Stock (i.e. Stockholders who hold in street name)

Upon the implementation of the Reverse Split, we intend to treat shares held by Stockholders through a bank, broker, custodian or other nominee in the same manner as registered Stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered Stockholders for processing the Reverse Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. Stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These Stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Until surrendered, we will deem outstanding certificates representing shares of our Common Stock (the “Old Certificates”) held by Stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Split Common Stock to which these Stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for certificates representing the appropriate number of whole shares of post-Reverse Split Common Stock (the “New Certificates”). If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we will round up to the next whole number.

Effect of the Reverse Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Split ratio, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Articles of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.0001 par value per share. As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Common Stock:

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a Stockholder generally will not recognize gain or loss on the Reverse Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Split.

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ACTION FIVE: AUTHORIZED CAPITAL CHANGE

Our Board, and the holders of a majority of the voting securities have approved the Authorized Capital Change. The Authorized Capital Change will become effective upon the filing of the Amendment with the Secretary of State of the State of Nevada. We will file the Amendment approximately (but not less than) 20 days after the definitive information statement is mailed to stockholders.

Background and Reasons for the Authorized Capital Change

As of the Record Date, the Company’s authorized capitalization consisted of (a) 25,000,000 shares of Common Stock, of which 7,951,524 shares were issued and outstanding; and 5,000,000 shares of “blank check” preferred stock, $0.0001 par value per share, of which 0 shares were issued and outstanding.

The Board believes that the Authorized Capital Change will provide the Company with flexibility in completing financing and capital raising transactions, which may be necessary for it to execute its future business plans. Other possible business and financial uses for the additional shares include, without limitation, attracting and retaining employees by the issuance of additional securities, and other transactions and corporate purposes that the Board may deem are in the Company’s best interest. The Company could also use the additional shares for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments. The Company believes that the additional authorized shares would enable the Company to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further shareholder approval and holding a special shareholders’ meeting before such issuance(s) could proceed, except as provided under Illinois law. As of the Record Date, we have no plan, commitment, arrangement, understanding, or agreement, either oral or written, regarding the issuance of Common Stock in connection with one or more such strategic transactions subsequent to the Authorized Capital Change. The Company reviews and evaluates potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in the best interests of the Company and its shareholders. The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance shareholder value, or that they will not adversely affect the Company’s business or the trading price of its Common Stock.

In order to effect the Authorized Capital Change, the Company will amend its Articles in the form of the Amendment attached hereto as Appendix A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information concerning the beneficial ownership of the Company’s Common Stock by (i) each person or group of persons known to beneficially own more than 5% of the outstanding shares of our Common Stock, (ii) each person who is our executive officer or director and (iii) all such executive officers and directors as a group. Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of the Record Date through the exercise of any option, warrant, conversion privilege or similar right. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Common Stock that could be issued upon the exercise of outstanding options and warrants that are exercisable within 60 days of the Record Date are considered to be outstanding. These shares, however, are not considered outstanding as of the Record Date when computing the percentage ownership of each other person, except as specifically set forth below. Unless otherwise indicated, the address of each of the following beneficial owner is c/o H/Cell Energy Corporation, 3010 LBJ Freeway, Suite 1200, Dallas, Texas 75234.

NAME OF OWNER	TITLE OF CLASS	NUMBER OF SHARES OWNED		PERCENTAGE OF COMMON STOCK (1)
Andrew Hidalgo	Common Stock	0		0%
Matthew Hidalgo	Common Stock	0		8%
Judd Brammah	Common Stock	4,278,545		53.81%
Officers and Directors as a Group (3 persons)	Common Stock	4,278,545		53.81%

James Strizki	Common Stock	750,000		9.43%
Mike Strizki	Common Stock	750,000		9.43%
Karim Rezaul (2)	Common Stock	726,316	(3)	9.13%

(1) Percentage based upon 7,951,524 shares of Common Stock issued and outstanding as of the Record Date.

(2) The mailing address for this shareholder is 8 Harmony School Road, Flemington, NJ 08822.

(3) Includes 526,316 shares of Common Stock held by Reza Enterprises. Rezaul Karim, as Chief Executive Officer of Reza Enterprises, has voting and dispositive power over the shares held by such entity, and is therefore deemed a beneficial owner of such shares.

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Description of Common Stock

The holders of Common Stock are entitled to one vote per share with respect to all matters required by law to be submitted to stockholders. The holders of Common Stock have the sole right to vote, except as otherwise provided by law or by our Articles of Incorporation. The Common Stock does not have any cumulative voting, preemptive, subscription or conversion rights. Election of directors at the Company’s annual meeting, and other general stockholder action, requires the vote of plurality of shares cast at a meeting in which a quorum is present. The outstanding shares of Common Stock are validly issued, fully paid and non-assessable.

The holders of Common Stock are entitled to receive dividends, if declared by our Board, out of funds legally available. In the event of liquidation, dissolution or winding up of the affairs of the Company, the holders of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment or provision for all liabilities.

The authorized but unissued shares of our Common Stock are available for future issuance without stockholder approval. These additional shares may be used for a variety of corporate purposes, including future offerings to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of Common Stock may enable our Board to issue shares of stock to persons friendly to existing management, which may deter or frustrate a takeover of the Company.

Effects of Authorized Capital Change

The following table summarizes the principal effects of the Authorized Capital Change:

	Pre-Increase	Post-Increase
Common Stock
Issued and Outstanding	7,951,524	7,951,524
Authorized	25,000,000	100,000,000

Effect upon Rights of Existing Stockholders

The principal effect upon the rights of existing stockholders upon the Authorized Capital Change will be a dilution in their current voting percentage in the Company.

Potential Anti-Takeover Effects of the Authorized Capital Change

The overall effect of the Authorized Capital Change may be to render more difficult the consummation of mergers with the Company or the assumption of control by a principal stockholder, and thus make it difficult to remove management. The implementation of the Authorized Capital Change will have the effect of increasing the proportion of unissued authorized shares to issued shares. Under certain circumstances this may have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of the Board, including a transaction that may be favored by a majority of our stockholders or in which our stockholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board could issue and sell shares, thereby diluting the stock ownership of a person seeking to effect a change in the composition of our Board or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the Board or such a transaction.

Although an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, the proposed amendments to our Articles of Incorporation is not in response to any effort of which we are aware to accumulate the shares of our Common Stock or obtain control of the Company. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

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ACTION SIX: SAY ON PAY

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, the Company must provide its stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers. The holder of a majority of the voting power of the outstanding capital stock of the Company, constituting approximately 54% of our issued and outstanding Common Stock, has voted for the approval of the compensation of our named executive officers as described in this Information Statement.

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by the Board. Because we value our stockholders’ views, however, the Board will consider the results of this advisory vote when formulating future executive compensation policy. The advisory vote serves as an additional tool to guide the Board in continuing to align the Company’s executive compensation program with the interests of the Company and its stockholders and is consistent with our commitment to high standards of corporate governance.

This vote is not intended to express a view on any specific element of compensation, but rather the overall named executive officer compensation and the related narrative disclosure as set forth earlier under “Executive Officer Compensation.” We encourage you to carefully review these disclosures.

ACTION SEVEN: FREQUENCY ON PAY

At the Board’s recommendation, and in accordance with the Dodd-Frank Act and Section 14A of the Exchange Act, the holder of a majority of the voting power of the outstanding capital stock of the Company casted a non-binding advisory vote on the frequency of the Say-on-Pay vote, recommending that the Say-on-Pay vote be held every three years.

We believe that a vote every three years would provide us with timely feedback from our stockholders on executive compensation matters given our status as a smaller reporting company.

Although the vote on this proposal is non-binding, the Board values the opinions of our stockholders and will take into account the outcome of the vote in considering the frequency of future advisory votes on executive compensation.

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OTHER INFORMATION

Interests of Certain Persons in the Action

Certain of the Company’s officers and directors have an interest in the Authorized Capital Change Amendment as a result of their ownership of shares of our Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management”. However, we do not believe that our officers or directors have interests in the Authorized Capital Change Amendment that are different from or greater than those of any other of our stockholders.

Except in their capacity as stockholders, none of our executive officers, directors or any of their respective associates or affiliates has any interest in the other actions approved by the Written Consent.

No director has informed the Company that he intends to oppose any of the corporate actions to be taken by the Company as set forth in this Information Statement.

Absence of Dissenters’ Rights of Appraisal

Under the Nevada Revised Statutes, our stockholders are not entitled to dissenters’ appraisal rights with respect to the Director Election, Auditor Appointment, Name Change, Reverse Split, Authorized Capital Change, Say on Pay Compensation or Frequency on Pay, and we do not intend to independently provide stockholders with any such right.

Householding

We are delivering this Information Statement to all stockholders of record as of the Record Date. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Information Statement if previously notified by their bank, broker or other holder. This process, by which only one Information Statement is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Copies of this Information Statement are available promptly by calling (972) 888-6009, or by writing to 3010 LBJ Freeway, Suite 1200, Dallas, Texas 75234. If you are receiving multiple copies of this Information Statement, you also may request orally or in writing to receive a single copy of this Information Statement by calling (972) 888-6009, or by writing to 3010 LBJ Freeway, Suite 1200, Dallas, Texas 75234.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ANNUAL AND QUARTERLY REPORTS

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, as filed with the SEC, excluding exhibits, is being mailed to shareholders with this Information Statement. We will furnish any exhibit to our Annual Report on Form 10-K or Quarterly Report on Form 10-Q free of charge to any shareholder upon written request to the Company at 3010 LBJ Freeway, Suite 1200 Dallas, Texas 75234. The Annual Report and Quarterly Report are incorporated in this Information Statement. You are encouraged to review the Annual Report and Quarterly Report together with subsequent information filed by the Company with the SEC and other publicly available information.

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ADDITIONAL INFORMATION

Reports and other information filed by the Company are available at the SEC’s web site (http://www.sec.gov), which contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.

By order of the Board of Directors

September 10, 2020

/s/ Andrew Hidalgo
Andrew Hidalgo
Chief Executive Officer, President and Chairman

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APPENDIX A

ARTICLES OF AMENDMENT TO

ARTICLES OF INCORPORATION OF

H/CELL ENERGY CORPORATION

H/CELL ENERGY CORPORATION, a corporation organized and existing under and by virtue of the Nevada Revised Statutes of the State of Nevada (the “Corporation”), does hereby certify that:

FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation by written consent on August 21, 2020, setting forth proposed amendments to the Articles of Incorporation of the Corporation, as amended (the “Articles of Incorporation”), declaring said amendments to be advisable and recommended for approval by the stockholders of the Corporation. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Articles of Incorporation be amended by deleting Article I, and Sections 3.1 and 3.2 of Article III in their entirety and replacing it as follows:

ARTICLE I

NAME

The name of the corporation is Vision Hydrogen Corporation (the “Corporation”).

ARTICLE III

CAPITAL STOCK

3.01 Authorized Capital Stock. The total number of shares of stock this Corporation is authorized to issue shall be one hundred five million (105,000,000) shares, par value $.0001 per share. This stock shall be divided into two classes to be designated as “Common Stock” and “Blank Check Preferred Stock” (“Preferred Stock”).

3.02 Common Stock. The total number of authorized shares of Common Stock shall be one hundred million (100,000,000).

Effective as of 12:01 a.m., Nevada time on _________, 2020, every twenty (20) shares of common stock of the Corporation then issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one (1) share of common stock of the Corporation (the “Reverse Stock Split”); provided, however, that the number and par value of shares of common stock and the number and par value of shares of preferred stock authorized pursuant to Article III shall not be altered. No fractional shares shall be issued upon the Reverse Stock Split. All shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given holder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of any fractional share. If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of common stock, the Corporation shall, in lieu of issuing any such fractional share, round such fractional share up to the nearest whole share.

SECOND: That in lieu of a meeting and vote of the stockholders, the Corporation’s stockholders holding a majority of the outstanding voting power of the Corporation’s capital stock have given written consent approving this Articles of Amendment in accordance with Section 78.320 of the Nevada Revised Statues of the State of Nevada.

THIRD: That the Effective Time of this amendment shall be 12:01 a.m. on ______________ ___, 2020.

IN WITNESS WHEREOF, the Corporation has caused this Articles of Amendment to be signed by its officer thereunto duly authorized this ___ day of ______________, 2020.

H/CELL ENERGY CORPORATION

By:
Name:	Andrew Hidalgo
Title:	Chief Executive Officer